EXHIBIT 10.6
                               SUNGAME CORPORATION
                          SECURITIES PURCHASE AGREEMENT


         THIS PURCHASE AGREEMENT, dated as of October 9th, 2008, is entered into by and among Sungame Corporation, a Delaware corporation with headquarters located at ___________________________________ (the "Company") and Mindzeye
Consulting  Pte Ltd  located  at  ___________________________________  and  it's clients (collectively, the "Purchasers").


                              W I T N E S S E T H:

         WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration for offers and sales to investors afforded, INTER ALIA, by Rule 506 under Regulation D ("Regulation D") or Regulation S for non U.S. Investors as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) and 4(6) of the 1933 Act and/or Regulation S; and

         WHEREAS, the Purchasers wish to purchase common shares of the Company ( "Shares"), subject to and upon the terms and conditions of this Agreement and acceptance of this Agreement by the Company, on the terms and conditions referred to herein

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. AGREEMENT TO PURCHASE; PURCHASE PRICE.

                  A. CASH PURCHASE. Subject to the terms and conditions of this Agreement and the other Transaction Agreements, the Purchasers hereby agree to purchase the Shares of the Company for the sum of $250,000 (the "Purchase Amount") in increments as follows:

                           (i) $125,000 in cash for 500,000  Shares plus 500,000
                  fully transferable warrants to purchase Shares at $0.80 per share in the form of warrants attached as Exhibit A hereto. This payment of $125,000 is due within 10 days of signing of this agreement. These individual Shares and warrants shall be assigned according to clause 1d.v and the warrants would be treated and become at PAR with those warrants issued as part of the IPO offerings and the provisions thereof.


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                           (ii)  $125,000 in cash for 500,000  Shares plus fully
                  transferable warrants to purchase 500,000 Shares at $0.80 per share in the form of warrant attached as Exhibit A hereto.
                  These  individual   Shares  and  warrants  shall  be  assigned
                  according to clause 1d.v and the warrants would be treated and become at PAR with those warrants issued as part of the the IPO offerings and provisions thereof. This payment of $125,000 is due when the Company provides the Purchaser with a copy of the Registration Statement on Form S-1 ready to file which is expected to be no later than December 15, 2008.

                  B. SERVICES PURCHASE. $625,000 worth of services for 2.5 Million Shares pursuant to the separate Services Agreement attached hereto as Exhibit B and incorporated herein by this reference.

                  C. CERTAIN DEFINITIONS. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

                   "Affiliate" means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

                  "Certificate" means the original ink-signed share and Warrant duly executed by the Company.

                  "Closing   Date"   means  the  date  of  the  closing  of  the
                  Transactions, as provided herein.

                  "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time common stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, common stock.

                  "Company Control Person" means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act (as defined below).

                  "Disclosure Annex" means Exhibit D to this Agreement; provided, however, that the Disclosure Annex shall be arranged in sections corresponding to the identified Sections of this Agreement, but the disclosure in any such section of the Disclosure Annex shall qualify other provisions in this Agreement to the extent that it would be readily apparent to an informed reader from a reading of such section of the Disclosure Annex that it is also relevant to other provisions of this Agreement.


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                  "Holder"  means the  Person  and/or  the  entity  holding  the relevant Securities at the relevant time including but not limited to the Purchasers for their respective Securities.

                  "Purchasers Control Person" means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Purchasers pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act.

                  "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

                  "Material Adverse Effect" means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (w) adversely affect the legality, validity or enforceability of the Securities or any of the Transaction Agreements, (x) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, (y) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Agreements or the transactions contemplated thereby, or (z) materially and adversely affect the value of the rights granted to the Purchasers in the Transaction Agreements.

                  "Person" means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

                  "Principal Trading Market" means the Over the Counter Bulletin Board or such other market on which the common stock is principally traded at the relevant time, but shall not include the "pink sheets."

                  "Registrable Securities" means all of the following: (i) the Warrant Shares, and (ii) any shares of the Company's common stock that are issued to the Purchasers in connection with the Transaction Agreements and any other agreements between the parties hereto, except to the extent such shares can then be sold by the Holder without volume or other restrictions or limits.

                  "Registration Rights Provisions" means the piggy-back registration rights, demand registration rights contemplated by the terms of this Agreement, if any, including, but not necessarily limited to, Section 4(g) hereof, and of the other Transaction Agreements.

                  "Registration   Statement"  means  an  effective  registration
                  statement covering the Registrable Securities.

                  "Securities" means the Shares, the Warrant, the shares underlying the Warrant, and any shares of common stock of the Company that may be issued to the Purchasers in connection with any other agreements between the parties.

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                  "Pledged  Shares"  means the  Shares  or  shares  representing
                  Warrants and Warrant Shares that are to committed by the Company against execution and completion of terms of this or other agreements respectively.

                  "State of Incorporation" means Delaware.

                  "Subsidiary" means any subsidiary of the Company as set forth on the Disclosure Annex.

                  "Trading Day" means any day during which the Principal Trading Market shall be open for business.

                  "Transaction Fees" means legal and due diligence fees incurred by the Purchasers.

                  "Transfer Agent" means, at any time, the transfer agent for the Company's common stock.

                  "Transaction Agreements" means this Agreement, Exhibits as part of this agreement, the Warrant and includes all ancillary documents referred to in those agreements along with any other agreements executed by all parties hereto.

                  "Warrant Shares" means shares of common stock underlying the Warrant.

                  "Financial Statement Date" means those dates for EXHIBIT E and EXHIBIT G respectively on which the dates the current shareholders and/or the Company have signed the respective exhibits as certified and true as of that date.

                  "IPO" for this agreement refers to the first public offering through which the Company intends to offer common stock or shares to the common public through an initial SEC filing at an issue price not less than $1 per share with no more than one million shares in the offering.

                  D. FORM OF PAYMENT; DELIVERY OF CERTIFICATES.

                           (i) The Purchasers shall pay the cash Purchase Amount
                  by delivering immediately available good funds in United States Dollars to the Company on the Closing Date.

                           (ii) On the Closing  Date,  the Company shall deliver
                  the Certificates, each duly executed on behalf of the Company to the Purchasers for the cash purchase.

                           (iii) By signing this Agreement, each of the Purchasers and the Company agree to all of the terms and conditions of the Transaction Agreements, all of the provisions of which are incorporated herein by this reference as if set forth in full.

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                           (iv)  Delivery  of  Certificates  under the  Services
                  Agreement shall be governed by the Terms thereof.

                           (v) Purchasers  shall provide a list of names to whom
                  to issue each lot of Shares and Warrants at the time of issue of these Shares and Warrants. Purchasers shall have the unrestricted right to transfer their ownership interests, along with all rights pertaining thereto, among any of its affiliates.

                           (vi) The Company  will  include  this  agreement in a
                  resolution of the board of directors.

                           (vii) For purpose of this section,  Purchase  Amounts
                  shall be as per individual amounts and respective due dates referred to in section 1.a of this agreement.

                  E. METHOD OF PAYMENT. Payment of the Purchase Amount shall be made by wire transfer of funds to:

         Beneficiary Name: Sungame Corp.
         Beneficiary Account Number: 8 0 9 9 3 5 1 2
         Bank Routing Number: (domestic wires) 3 | 2 | 2 | 0 | 7 | 0 | 3 | 8 | 1 Bank Routing/ Swift Code: ( Intl wires) EWBKUS66XXX
         Receiving Bank Name: East West Bank
         Receiving Bank Address: (Branch Address) 135 N. Los Robles Ave.,
         Suite 600
         Receiving Bank Address: (Branch City, State, Zip) Pasadena, CA 91101

                  F. COMPENSATION TO MINDZEYE CONSULTING PTE LTD: In lieu of facilitating this agreement and related business and management consulting, the Company waives off all costs for the 100K shares provided to Mindzeye Consulting Pte Ltd and to associates or consultants thereof as part of this agreement


         2. PURCHASERS REPRESENTATIONS, WARRANTIES, AND ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

         The Purchasers represent and warrant to, and covenant and agree with, the Company as follows:

                  A. Without limiting Purchasers' right to sell the Securities pursuant to an effective registration statement or otherwise in compliance with the 1933 Act, the Purchasers are purchasing the Securities for their own accounts for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

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                  B. The Purchasers are (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its Affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and to evaluate the merits and risks of an investment in the Securities, and (iii) able to afford the entire loss of its investment in the Securities.

                  C. All subsequent offers and sales of the Securities by the Purchasers shall be made pursuant to registration of the relevant Securities under the 1933 Act or pursuant to an exemption from registration.

                  D. The  Purchasers  understand  that the  Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchasers' compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchasers set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchasers to acquire the Securities.

                  E. The Purchasers and their advisors, if any, have been furnished with or have been given access to all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchasers, including those set forth on in any annex attached hereto. The Purchasers and their advisors, if any, have been afforded the opportunity to ask questions of the Company and its management and have received complete and satisfactory answers to any such inquiries.

                  F. The Purchasers understand that their investment in the Securities involves a high degree of risk.

                  G. The Purchasers hereby represent that, in connection with their purchase of the Securities, they have not relied on any statement or representation by the Company or any of its officers, directors and employees or any of their respective attorneys or agents, except as specifically set forth herein.

                  H. The Purchasers understand that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

                  I. This Agreement and the other Transaction Agreements to which the Purchasers are a party, and the transactions contemplated thereby, have been duly and validly authorized, executed and delivered by the Purchasers and are valid and binding agreements of the Purchasers enforceable in accordance with their respective terms,

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         subject as to  enforceability  to general  principles  of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

         3. COMPANY REPRESENTATIONS, ETC. The Company represents and warrants to the Purchasers as of the date hereof and as of the Closing Date that, except as otherwise provided in the Disclosure Annex and other Exhibits therein, which the Company represents and warrants to be true, correct and complete as of date of signing of those exhibits:

                  A. RIGHTS OF OTHERS AFFECTING THE TRANSACTIONS. There are no preemptive rights of any shareholder of the Company, as such, to acquire the Shares, the Warrant or any Warrant Shares issued in connection with any other agreements executed by the parties hereto. No party other than Purchasers has a currently exercisable right of first refusal which would be applicable to any or all of the transactions contemplated by the Transaction Agreements.

                  B. STATUS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or result in a Material Adverse Effect. The Company intends to registered its stock and then be obligated to file reports pursuant to
         Section 12 or Section 15(d) of the Securities and Exchange Act of 1934, as amended (the "1934 Act"). The Company intends to file, upon Registration, a 15c211 through an NASD Broker for its common stock to be quoted on the OTCBB. The Company has received no notice, either oral or written, with respect to the eligibility of the common stock for such quotation on the OTCBB.

                  C. AUTHORIZED SHARES.

                           (i) The authorized capital stock of the Company consists of 100,000,000 shares of common stock, $0.001 par value, of which 5,000,000 are issued and outstanding as of the date hereof.

                           (ii) All  issued  and  outstanding  shares  of common
                  stock have been duly authorized and validly issued and are fully paid and non-assessable. The Company has sufficient authorized and un-issued shares of common stock as may be necessary to affect the issuance of the shares on the Closing Date.

                           (iii) As of the Closing  Date,  the shares shall have
                  been duly authorized by all necessary corporate action on the part of the Company, and, when issued on the Closing Date or pursuant to other relevant provisions of the Transaction Agreements, in each case in accordance with their respective

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                  terms,  will  be duly  and  validly  issued,  fully  paid  and non-assessable and will not subject the Holder thereof to personal liability by reason of being such Holder.

                           (iv) As of the Closing  date,  all shares  issued and
                  pledged to current and future shareholders are of the nature of common shares and there are no other types of shares including but not limited to preferential shares that have been issued or pledged to any shareholders

                  D. TRANSACTION AGREEMENTS AND STOCK. This Agreement and each of the other Transaction Agreements, and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the shares and each of the other Transaction Agreements, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms

                  E. NON-CONTRAVENTION. The execution and delivery of this Agreement and each of the other Transaction Agreements by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, each of the shares and the other Transaction Agreements do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the certificate of incorporation or by-laws of the Company, each as currently in effect,
         (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the common stock except as herein set forth, or (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have or result in a Material Adverse Effect.

                  F.  APPROVALS.  No  authorization,  approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the shareholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Purchasers as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained and have been provided as part of this agreement.

                  G. ABSENCE OF CERTAIN CHANGES. Since the Financial Statement Date, there has been no material adverse change and no Material Adverse Effect, except as disclosed herein. Since the Financial Statement Date, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except the declared liabilities herein; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than the declared liabilities herein; (iii) declared or made any payment or distribution of cash or other property to shareholders with respect to its capital stock, or purchased or redeemed, or made any

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         agreements to purchase or redeem, any shares of its capital stock; (iv)
         sold, assigned or transferred any other tangible assets, or canceled any debts owed to the Company by any third party or claims of the Company against any third party, except as declared herein; (v) waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business;  (vi) made any increases in employee  compensation;  or (vii)
         experienced   any  material   problems  with  labor  or  management  in
         connection with the terms and conditions of their employment.

                  H. FULL DISCLOSURE. There is no fact known to the Company that has not been disclosed in writing to the Purchasers that would reasonably be expected to have or result in a Material Adverse Effect. Furthermore a summary of all financial budgets, committed and projected are attached herewith as EXHIBIT G and is represented and warranted by the Company as true, correct and complete as of date

                  I. ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or nongovernmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements. The Company is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a Material Adverse Effect. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which the Company is a party or by which it or any of its properties is bound, that involve the transaction contemplated herein or that, alone or in the aggregate, could reasonably be expect to have a Material Adverse Effect.

                  J.  ABSENCE  OF  EVENTS  OF  DEFAULT.  Except  as set forth in
         Section 3(e) and 3(g) hereof, (i) neither the Company nor any of its subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust or other material agreement to which it is a party or by which its property is bound, and (ii) no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company or its subsidiary is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a Material Adverse Effect.

                  K. ABSENCE OF CERTAIN COMPANY CONTROL PERSON ACTIONS OR EVENTS. None of the following has occurred during the past five (5) years with respect to a Company Control Person:

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                           (1) A petition under the federal  bankruptcy  laws or
                  any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Company Control Person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

                           (2) Such Company  Control  Person was  convicted in a
                  criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

                           (3) Such  Company  Control  Person was the subject of
                  any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

                                    (i)  acting,   as  an  investment   advisor,
                           underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other Person regulated by the Commodity Futures Trading Commission ("CFTC") or engaging in or continuing any conduct or practice in connection with such activity;

                                    (ii)   engaging  in  any  type  of  business
                           practice; or

                                    (iii) engaging in any activity in connection
                           with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

                           (4) Such  Company  Control  Person was the subject of
                  any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such Company Control Person to engage in any activity described in paragraph (3) of this item, or to be associated with Persons engaged in any such activity; or

                           (5) Such Company  Control Person was found by a court
                  of competent jurisdiction in a civil action or by the CFTC or SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or SEC has not been subsequently reversed, suspended, or vacated.

                  L. NO UNDISCLOSED LIABILITIES OR EVENTS. The Company has no liabilities or obligations other than those disclosed in the Transaction Agreements or those incurred in the ordinary course of the Company's business since the Financial Statement Date, or which individually or in the aggregate, do not or would not have a Material

         Adverse Effect. No event or circumstances has occurred or exists with respect to the Company or its properties, business, operations, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed. There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (x) change the articles or certificate of incorporation or other charter document or by-laws of the Company, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of the common stock or (y) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries. Furthermore a summary of all financial budgets, committed and projected are attached herewith as EXHIBIT G and is represented and warranted by the Company as true, correct and complete as of date

                  M. NO INTEGRATED OFFERING. Neither the Company nor any of its Affiliates nor any Person acting on its or their behalf has, directly or indirectly, at any time since inception, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D or Regulation S in connection with the offer and sale of the Securities as contemplated hereby.

                  N. DILUTION. Any securities issued to Purchasers in connection with any agreements executed by the parties hereto may have a dilutive effect on the ownership interests of the other shareholders (and Persons having the right to become shareholders) of the Company. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have such a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company.

                  O. FEES TO BROKERS, FINDERS AND OTHERS. The Company has taken no action which would give rise to any claim by any Person for brokerage commission, finder's fees or similar payments by Purchasers relating to this Agreement or the transactions contemplated hereby. Purchasers shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this paragraph that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless each of Purchasers, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as and when incurred.

                  P. CONFIRMATION. The Company confirms that all statements of the Company contained herein shall survive acceptance of this Agreement by the Purchasers. The Company agrees that, if any events occur or circumstances exist prior to the Closing Date or the release of the Purchase Amount to the Company which would make any of the Company's representations, warranties, agreements or other information set forth herein materially untrue or materially inaccurate as of such date, the Company shall immediately notify the Purchasers (directly or through its counsel, if any) in writing prior to such date of such fact, specifying which representation, warranty or covenant is affected and the reasons therefore.

                  Q. AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Agreements and otherwise to carry out its obligations there under. The execution and delivery of each of the Transaction Agreements by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith other than in connection with the Required Approvals. Each Transaction Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company

                  R. LABOR RELATIONS. No material labor dispute exists or is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

                  S. COMPLIANCE. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect. The Company and its shareholders, comprising of all shareholders that have more than 1% shareholding of the Company, represent and warrant that the transactions contemplated in the Transaction Agreements are in compliance and shall be completed in accordance with all applicable laws, rules, and regulations of all applicable governing bodies, including, but not limited to, all federal, state and local security laws

                  T. REGULATORY PERMITS. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  U. TITLE TO ASSETS. The Company has good and marketable title in fee simple to all real property owned that is material to the business of the Company and good and marketable title in all personal property owned that is material to the business of the Company, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

                  V. PATENTS AND TRADEMARKS. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

                  W. INSURANCE. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, at least equal to the Purchase Amount. All insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  X. TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. None of the officers or directors of the Company and none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $50,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.


                  Y. TAX STATUS. Except for matters that would not, individually or in the aggregate, have a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

                  AA. NO DISAGREEMENTS WITH ACCOUNTANTS AND LAWYERS. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company, and the Company is current with respect to any fees owed to its accountants and lawyers. By making this representation, the Company does not, in any manner, waive the attorney/client privilege or the confidentiality of the communications between the Company and its lawyers.

         4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

                  A. TRANSFER RESTRICTIONS. The Purchasers acknowledges that (1) the Securities have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Provisions or otherwise included in an effective registration statement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered there under or (B) the Purchasers shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act ("Rule 144") may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC there under; and
         (3) neither the Company nor any other Person is under any obligation to register the Securities (other than pursuant to the Registration Rights Provisions) under the 1933 Act or to comply with the terms and conditions of any exemption there under.

                  B. RESTRICTIVE LEGEND. The Purchasers acknowledges and agrees that, until such time as the relevant shares have been registered under the 1933 Act, as contemplated by the Registration Rights Provisions and sold in accordance with an effective Registration Statement or otherwise in accordance with another effective registration statement, the certificates and other instruments representing any of the
         Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                  C. FILINGS. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Securities to the Purchasers under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Purchasers promptly after such filing.

                  D.  REPORTING  STATUS.  After the Company  becomes a reporting
         Company under the '34 Act, so long as the Purchasers beneficially own any of the shares of its common stock, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, shall take all reasonable action under its control to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144(c)(2) of the 1933 Act, is publicly available, and shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company will take all reasonable action under its control to maintain the continued listing and quotation and trading of its common stock (including, without limitation, all Registrable
         Securities) on the Principal Trading Market or a listing on the NASDAQ/Small Cap or National Markets and, to the extent applicable to it, will comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the Principal Trading Market and/or the National Association of Securities Dealers, Inc., as the case may be, applicable to it for so long as the Holders beneficially owns any of the shares or has a security interest in the Pledged Shares.

                  E. USE OF PROCEEDS. The Company will use the proceeds received hereunder and from IPO for working capital, pursuant to its business plan and budget, and not for payment of any antecedent debt of the Company.

                  F. WARRANT. The Company agrees to issue a warrant (the "Warrant") to the Purchasers on the Closing Date. The terms relating to the Warrant are provided in EXHIBIT A annexed hereto, the terms of which are incorporated herein by reference. All of the Warrant Shares shall have Registration Rights Provisions.

                  G. PIGGY-BACK RIGHTS; RULE 144; DEMAND REGISTRATION RIGHTS.

                           (i) The Purchasers shall have piggy-back registration
                  rights with respect to the Registerable Securities subject to the conditions set forth below. If the Company participates (whether voluntarily or by reason of an obligation to a third party) in the registration of any shares of the Company's stock, NOT including an Initial Public Offering, the Company shall give written notice thereof to the Holder and the Holder shall have the right, exercisable within ten (10) Trading Days after receipt of such notice, to demand inclusion of all or a portion of the Holder's Registerable Securities in such registration statement (a "Subsequent Registration Statement"), without any cutbacks, except that Purchasers, collectively, may not require Registration of more than 10% of the total issued and outstanding common stock. If the Holder exercises such election, the Registerable Securities so designated shall be included in the registration statement (without any holdbacks) at no cost or expense to the Holder (other than any commissions, if any, relating to the sale of Holder's shares). Each Holder's rights under this Section 4(g)(i) shall expire at such time as such Holder can sell all of such Holder's remaining Registerable Securities under Rule 144 (as defined below) without volume or other restrictions or limit.

                           (ii) The parties  acknowledge  that the damages which
                  may be incurred by the Holder if the Company does not fulfill its obligations under subparagraph (i) above, which will affect the Holder's ability to sell the shares, may be difficult to ascertain.

                           (iii) With a view to making  available  to the Holder
                  the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit Holder to sell securities of the Company to the public without registration (collectively, "Rule 144"), the Company agrees to:

                                    (a)  Make  and   keep   public   information
                           available, as those terms are understood and defined in Rule 144;

                                    (b) when Registered, to file with the SEC in
                           a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

                                    (c) after Registration of the common shares,
                           furnish to the Holder so long as such party owns Registerable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) if not available on the SEC's EDGAR system, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and
                           (iii) such  other  information  as may be  reasonably
                           requested to permit the Holder to sell such securities pursuant to Rule 144 without registration; and

                                    (d)  At  the  request  of  any  Holder  then
                           holding Registerable Securities, give the Transfer Agent instructions (supported by an opinion of Company counsel, if required or requested by the Transfer Agent) to the effect that, upon the Transfer Agent's receipt from such Holder of

                                             (i)  a  certificate  (a  "Rule  144
                                    Certificate")   certifying   (A)   that  the
                                    Holder's holding period (as determined in accordance with the provisions of Rule 144) for the shares which the Holder proposes to sell (the "Securities Being Sold") is not less than (1) year and (B) as to such other matters as may be appropriate in accordance with Rule 144 under the Securities Act, and

                                             (ii)an     opinion    of    counsel
                                    acceptable to the Company that, based on the
                                    Rule 144 Certificate,  Securities Being Sold
                                    may be sold  pursuant to the  provisions  of
                                    Rule  144,   even  in  the   absence  of  an
                                    effective   registration   statement,    the
                                    Transfer  Agent is to effect the transfer of
                                    the  Securities  Being Sold and issue to the
                                    Purchaser(s) or transferee(s) thereof one or
                                    more  stock  certificates  representing  the
                                    transferred  Securities  Being Sold  without
                                    any restrictive legend and without recording
                                    any restrictions on the  transferability  of
                                    such shares on the  Transfer  Agent's  books
                                    and  records  (except to the extent any such
                                    legend or  restriction  results  from  facts
                                    other  than  the  identity  of the  relevant
                                    Holder, as the seller or transferor thereof,
                                    or  the  status,   including   any  relevant
                                    legends  or  restrictions,  of the shares of
                                    the Securities  Being Sold while held by the
                                    Purchasers).    If   the   Transfer    Agent
                                    reasonably     requires    any    additional
                                    documentation  at the time of the  transfer,
                                    the  Company  shall  deliver  or cause to be
                                    delivered  all  such  reasonable  additional
                                    documentation   as  may  be   necessary   to
                                    effectuate the issuance of an unlegended certificate.

                           (iv)Notwithstanding  the foregoing, if at any time or
                  from time to time after the date of effectiveness of the registration statement, the Company notifies the Holder in writing of the existence of a Potential Material Event (as defined below), the Holder shall not offer or sell any Registerable Securities, or engage in any other transaction involving or relating to the Registerable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Holder receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; PROVIDED, HOWEVER, that the Company may not so suspend such right other than during a reasonable suspension period according to then industry standards and practices. The term "Potential Material Event" means any of the following:
                  (i) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company; or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

                           (v) At any time ninety (90) days following the Company's IPO, if the Company shall receive a written request (specifying that it is being made pursuant to this SECTION 4.G.(V)) from Purchasers that the Company file a registration statement under the 1933 Act, or a similar document pursuant to any other statute then in effect corresponding to the 1933 Act, covering the registration of the Registrable Securities, then the Company shall promptly, and in any case not later than 90 days after receipt by the Company of a written request for a demand registration pursuant to this SECTION 4.G.(V) (except that such filing may be coordinated with the close of the fiscal year of the Company), file a registration statement with the SEC relating to such Registrable Securities as to which such request for a demand registration relates and the Company shall use its best efforts to cause all the Registrable Securities, to be registered under the 1933 Act

                  H. PUBLICITY, FILINGS, RELEASES, ETC. Each of the parties agrees that it will not disseminate any information relating to the Transaction Agreements or the transactions contemplated thereby, including issuing any press releases, holding any press conferences or other forums, or filing any reports (collectively, "Publicity"), without giving the other party reasonable advance notice and an opportunity to comment on the contents thereof. Neither party will include in any such Publicity any statement or statements or other material to which the other party reasonably objects, unless in the reasonable opinion of counsel to the party proposing such statement, such statement is legally required to be included. Notwithstanding the foregoing, each of the parties hereby consents to the inclusion of the text of the Transaction Agreements in filings made with the SEC as well as any descriptive text accompanying or part of such filing which is accurate and reasonably determined by the Company's counsel to be legally required.

                  I. CURRENT SHAREHOLDERS SALE RIGHTS. The current shareholders, according to the shareholding structure as in EXHIBIT F, of the company as of date hereof, agree that they as well as the Service Provider shall execute separate Lockup Agreements EXHIBIT H, in the form attached hereto, which will provide that they agree to refrain from selling any of their stock into public market other than defined in this Lockup Agreements.

         5. TRANSFER AGENT INSTRUCTIONS.

                  A. The Company warrants that, with respect to the Securities, other than the stop transfer instructions to give effect to Section 4(a) hereof, it will give its transfer agent no instructions inconsistent with instructions to issue common stock to the Holder as contemplated in the Transaction Agreements. Except as so provided, the shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Agreements. Nothing in this Section shall affect in any way the Purchasers' obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Purchasers provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Purchasers of any of the Securities in accordance with clause (1)(B) of
         Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer or reissue of the shares represented by one or more certificates for common stock without legend (or where applicable, by electronic registration) in such name and in such denominations as specified by the Purchasers.

                  B. The Company will authorize the Transfer Agent to give information relating to the Company directly to the Holder or the Holder's representatives upon the request of the Holder or any such representative, to the extent such information relates to (i) the status of shares of common stock issued or claimed to be issued to the Holder in connection with a Notice of Exercise or transfer of Pledged Shares to the Holder, or (ii) the aggregate number of outstanding shares of common stock of all shareholders (as a group, and not individually) as of a current or other specified date. At the request of the Holder, the Company will provide the Holder with a copy of the authorization so given to the Transfer Agent.

         6. CLOSING DATE.

                  A. The Closing Date shall occur on the date which is the first Trading Day after each of the Conditions contemplated by Sections 7 and 8 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.

                  B. The closing of the Transactions shall occur on the Closing Date at the offices of the Purchasers and shall take place no later than 3:00 P.M., PDT time, on such day or such other time as is mutually agreed upon by the Company and the Purchasers.

         7. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The Purchasers understand that the Company's obligation to sell the Shares, the Warrant and any securities in connection with any other agreement executed by the parties hereto is conditioned upon:

                  A. The execution and delivery of this Agreement by the Purchasers;

                  B. Delivery by the Purchasers to the Company of good funds as payment in full of an amount equal to the Purchase Amount in accordance with this Agreement;

                  C. The accuracy on such Closing Date of the representations and warranties of the Purchasers contained in this Agreement, each as if made on such date, and the performance by the Purchasers on or before such date of all covenants and agreements of the Purchasers required to be performed on or before such date; and

                  D. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

         8. CONDITIONS TO THE PURCHASERS' OBLIGATION TO PURCHASE.

         The Company understands that the Purchasers' obligation to purchase the Pledged Shares on the Closing Date is conditioned upon:

                  A. The execution and delivery of this Agreement and the other Transaction Agreements by the Company;

                  B.   Delivery  by  the  Company  to  the   Purchasers  of  the
         Certificates in accordance with this Agreement or any other agreements between the parties;

                  C. The execution and delivery of the Services Agreement by and between Company and Purchasers (Exhibit B);

                  D. The execution and delivery of the Employment Agreements by the principal officers containing covenants not to compete within a period of 30 days from signing of this agreement

                  E. The execution and delivery of the Warrant;

                  F. The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

                  K. The Company shall provide consolidated pro forma and 3 year projected financial statements (income statement, balance sheet, and cash flow) including acquisitions and total capital requirements within a period of 30 days from signing of this agreement.

                  M. A complete list of shareholders of the Company as EXHIBIT F

                  O. Due Diligence report titled "Sungame Due Diligence September 2008" ( as submitted in EXIBIT E),and submitted by the Company, being self attested as "Certified True as on Date" by all current shareholdersAdversor Inc.

                  P. Summary of Agreements titled "SUMMARY OF AGREEMENTS, FINANCIAL COMMITMENTS AND PROJECTED UTILIZATION OF FUNDS BY SUNGAME", and submitted by the Company, being self attested as "Certified True as on Date" by the Company.

                  Q. Current and future validity of  representations  as made in
         Section 3, titled "COMPANY REPRESENTATIONS, ETC" and EXHIBIT C



         9. BOARD OF DIRECTORS.

         For a period not to exceed one year after the Company becomes a full reporting company under Section 12(g) of the Securities Exchange Act of 1934, the shareholders of the Company and the Company agree to nominate and maintain a Board of Directors constituting five persons. Further, the parties agree:

                  A. Guy Robert shall appoint two directors to the Board of Directors;

                  B. Purchasers have the right, upon signing of this agreement and completion of first payment to Sungame as part of this agreement, to appoint two Directors to the Board of Directors

                  C. The four directors, appointed as set forth above, shall seek, agree upon, and appoint a fifth independent director within fifteen days after the acceptance of the Directors appointed under sub-paragraph (b) above.

                  D. All existing shareholders shall vote in a way to facilitate and provision this section including but not limited to appointment of two directors nominated by Purchasers.

                  E. After one year following effectiveness of the Registration of the Company with the SEC, those procedures set forth in Section 14 of the Securities Exchange Act of 1934 shall be followed for election of directors. The Company agrees that it shall nominate Diamond Star's nominees for director as part of the management slate of Directors for annual election of directors for so long as Diamond Star is a beneficial owner of at least 10% of the outstanding common stock of the Company.


         10.  ROLE OF MINDZEYE CONSULTING:INDEMNITY

                  a. All parties herewith agree and confirm that the role of Mindzeye Consulting in context of this Agreement has been that of the advisor and third party observer to the transactions between the

         Company and the Purchasers. And that participation in this Agreement cannot be construed by anyone as Mindzeye Consulting being one of the Purchasers.

                  b. Both Parties, the Purchasers and the Company, hereby automatically indemnify and hold harmless Mindzeye Consulting, it's officers, directors, employees, agents and representatives from and against any and all claims, damages, costs, judgments, penalties and expenses of any kind (including reasonable legal fees and disbursements) which may be obtained against, imposed upon or suffered by any of them, due to breach or termination or misrepresentation by either the Company or the Purchasers as part of this Agreement.


         11. GOVERNING LAW: MISCELLANEOUS.

                           A.  (i)  This  Agreement  shall  be  governed  by and
                  interpreted in accordance with the laws of the State of Delaware for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the County of Delaware or the state courts of the State of Delaware sitting in the County of Delaware in connection with any dispute arising under this Agreement or any of the other Transaction Agreements and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. To the extent determined by such court, the Company shall reimburse the Purchasers for any reasonable legal fees and disbursements incurred by the Purchasers in enforcement of or protection of any of its rights under any of the Transaction Agreements. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

                           (ii)The  Company and the Purchasers  acknowledge  and
                  agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Agreements were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and the other Transaction Agreements and to enforce specifically the terms and provisions hereof and thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

                  B. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  C. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  D. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                  E. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

                  F. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

                  G. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  H. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                  I. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

                  J.  This  Agreement   supersedes  all  prior   agreements  and
         understandings among the parties hereto with respect to the subject matter hereof.

                  K. In the event that a party to this Agreement seeks to enforce this Agreement alleging a default, in any legal action, the prevailing party in such action shall be entitled to an award of all reasonable legal fees and costs.

         12. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

                  A. The date  delivered,  if delivered by personal  delivery as
         against   written   receipt   therefor   or  by   confirmed   facsimile
         transmission,

                  B. The fifth Trading Day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

                  C. The third Trading Day after mailing by domestic or international express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

         COMPANY: At the address set forth at the head of this Agreement. Sungame Corporation
                     Attn: Guy Robert
                     ir@sugame.com


         PURCHASERS: MINDZEYE CONSULTING PTE LTD
                     Attn: Mr Amit Anand
                     amit.anand@mindzeye.com


         13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company's and the Purchasers' representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Certificates and the payment of the Purchase Amount, and shall inure to the benefit of the Purchasers and the Company and their respective successors and assigns.


                   [Balance of page intentionally left blank]

         IN WITNESS WHEREOF, this Agreement has been duly executed by the following parties as of the date set first above written.


SUNGAME CORPORATION                 MINDZEYE CONSULTING PTE LTD


By: ______________________________  By: _________________________________
Name:                               Name: Amit Vedprakash Anand
Title: President and CEO            Title: CEO


For ADVERSOR INC
By:_______________________________
Name:_____________________________
Title:____________________________

For Friedland Global Capital Markets LLC
By: ______________________________
Name: ____________________________
Title: ___________________________

For Ranulf Goss
By:_______________________________
Name: ____________________________
Title: ___________________________

For Lorin Cohen
By:_______________________________
Name: ____________________________
Title: ___________________________

For JL   Penn Investments
By:_______________________________
Name: ____________________________
Title: ___________________________

For Global Investments Advisors LLC
By:_______________________________
Name: ____________________________
Title: ___________________________

         EXHIBIT A      FORM OF WARRANT

         EXHIBIT B      FORM OF SERVICES AGREEMENT

         EXHIBIT C      OFFICERS CERTIFICATE

         EXHIBIT D      COMPANY DISCLOSURE MATERIALS

         EXHIBIT E      COMPANY DUE DILLIGENCE SEPTEMBER 2008

         EXHIBIT F      COMPANY SHAREHOLDING STRUCTURE AS ON DATE OF AGREEMENT

         EXHIBIT G      SUMMARY OF AGREEMENTS, FINANCIAL COMMITMENTS AND
                        PROJECTED UTILIZATION OF FUNDS BY SUNGAME

         EXHIBIT H      LOCK UP AGREEMENTS





























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